Execution Copy 154966862v3 AMENDMENT NO. 8 TO AMENDED AND RESTATED LOAN AGREEMENT This AMENDMENT NO. 8, dated as of November 17, 2022 (this "Amendment"), is executed by and among SCFC BUSINESS SERVICES LLC (the "Borrower"), CHARIOT FUNDING LLC ("Chariot"), and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), in its capacities as administrative agent (in such capacity, the "Administrative Agent"), as a Committed Lender, and as the Agent for the JPMorgan Lender Group (in such capacity, the "JPMorgan Agent"), and amends the Amended and Restated Loan Agreement, dated as of December 31, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Driveway Finance Corporation ("DFC"), as the servicer and the collateral custodian, the lenders from time to time parties thereto, the agents from time to time parties thereto, and JPMorgan, as Administrative Agent and as the account bank. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Loan Agreement. WITNESSETH: WHEREAS, as of the date of this Amendment, Chariot is the sole Conduit Lender under the Loan Agreement and JPMorgan is the sole Committed Lender under the Loan Agreement (Chariot and JPMorgan, together in such respective capacities, the "Lenders"); WHEREAS, the Borrower and the Lenders desire to amend the Loan Agreement, in accordance with Section 13.01 thereof, on the terms set forth herein; WHEREAS, the Consenting Lenders desire to provide the waivers set forth below, in accordance with Section 13.01 of the Loan Agreement; and NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows: (a) Section 1.01 (Definitions) is amended by deleting the definition of "Weighted Average Hedge Rate" in its entirety and replacing it with the following: "'Weighted Average Hedge Rate' means, as of any date of determination, either (i) if the Borrower is party to one or more Hedge Transactions on such date (after giving effect to any Hedge Transactions that the Borrower enters into or terminates on such date), the weighted average (weighted by the notional amount of the related Hedge Transaction with respect to each amount described in clause (a) or clause (b) and by the excess, if any, of the Loans Outstanding over the aggregate notional amount of all outstanding Hedge Transactions with respect to the amount described in clause (c)) of (a) for each such Hedge Transaction that is in the form of an interest rate cap transaction, the threshold rate above which payments are made by the related Hedge Counterparty to the Borrower, (b) with respect to each such Hedge Transaction that is in the form of an interest rate swap

- 2 - 154966862v3 transaction, the fixed rate payable by the Borrower thereunder, and (c) with respect to an amount equal to the excess, if any, of the Loans Outstanding over the aggregate notional amount of all outstanding Hedge Transactions on such date (after giving effect to any Hedge Transactions that the Borrower enters into or terminates on such date), the cap rate set forth in clause (B) of the definition of 'Hedge Reserve Account Required Amount' or (ii) if the Borrower is not party to any Hedge Transactions on such date (after giving effect to any Hedge Transactions that the Borrower enters into or terminates on such date), the cap rate set forth in clause (B) of the definition of 'Hedge Reserve Account Required Amount.'" (b) Schedule F (Financial Covenants (Lithia)) is deleted in its entirety and replaced with Exhibit A to this Amendment. SECTION 2. Representations, Warranties and Confirmations. The Borrower hereby confirms that all representations and warranties made by it pursuant to Sections 5.01 and 5.02 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. By its acknowledgment of this Amendment, DFC hereby confirms that all representations and warranties made by it pursuant to Section 5.03 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. Furthermore, the Borrower and DFC each hereby represents and warrants as to itself that: (a) It has the power to execute, deliver and perform this Amendment and the transactions contemplated hereby. (b) The execution and delivery of this Amendment and the performance of this Amendment and the Loan Agreement (as amended hereby) have been duly authorized by it by all necessary company action (including any necessary action by its members). (c) This Amendment has been duly executed and delivered on its behalf. This Amendment and the Loan Agreement (as amended hereby) constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement of such terms may be limited by Insolvency Laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies. (d) It is in compliance in all material respects with all Applicable Laws. SECTION 3. Effectiveness of Amendment. (a) This Amendment shall be effective, as of the date hereof, upon the delivery of a fully executed copy hereof to the Administrative Agent. (b) Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other

- 3 - 154966862v3 term or condition set forth in the Loan Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement" or "this Loan Agreement" or words of like import shall mean and be references to the Loan Agreement as amended hereby and (ii) each reference in any other Basic Document to the Loan Agreement or to any terms defined in the Loan Agreement which are modified hereby shall mean and be references to the Loan Agreement or to such terms as modified hereby. The parties hereto acknowledge and agree that this Amendment shall constitute a Basic Document. This Amendment does not constitute a novation or termination of the Loan Agreement or any other Basic Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein. SECTION 4. Amendments, etc. No provision of this Amendment shall be waived, amended or otherwise modified except as provided in Section 13.01 of the Loan Agreement. SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. Severability. If one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or the Loan Agreement as amended hereby. SECTION 7. Binding Effect. This Amendment shall be binding upon and shall be enforceable by the parties hereto and their respective successors and permitted assigns. SECTION 8. Captions, etc. The captions and section numbers appearing in this Amendment are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Amendment. SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a ".pdf" file shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written. SCFC BUSINESS SERVICES LLC, as Borrower By: ---"&4....:..:...,__· ff._, /4,f'----_ Name: Title: ACKNOWLEDGED AND AGREED: DRIVEWAY FINANCE CORPORATION, as Servicer and Collateral Custodian By:-~- /)---=--_ ~ ---0#-- - Name: Title: (Signature Page to Amendment No. 8 to A&R Loan Agt. (SCFC Business Services LLC)] I S4966862v2 Charles D. Lietz President Charles D. Lietz President

[Signature Page to Amendment No. 8 to A&R Loan Agt. (SCFC Business Services LLC)] 154966862v2 CHARIOT FUNDING LLC, as Conduit Lender By: JPMORGAN CHASE BANK, N.A., as its attorney-in-fact By: Name: Title: JPMORGAN CHASE BANK N.A., as JPMorgan Agent, as a Committed Lender, and as Administrative Agent By: Name: Title: Elizabeth S. Trainor Executive Director Elizabeth S. Trainor Executive Director

* - No amendments that are made to, waivers that are granted with respect to, or other modifications that are made with respect to the Lithia Loan Agreement that would change the amount of Funded Debt that is permitted under such Section shall be given effect hereunder unless consented to by the Administrative Agent. 154966862v3 Exhibit A SCHEDULE F FINANCIAL COVENANTS (LITHIA) "Financial Covenants (Lithia)" means each of: (i) as of any date of determination, the ratio for the four consecutive fiscal quarters ending on the last day of the most recently completed fiscal quarter of (a) (1) EBITDAR, minus (2) dividends and other distributions in respect of Equity Interests and amounts expended to repurchase Equity Interests from a Person that is not a Loan Party, minus (3) income tax expense to the extent paid in cash, minus (4) an allowance for maintenance capital expenditures in an amount equal to $85,000 for each Dealership location, plus (5) if any Permitted Acquisition has occurred during any Measurement Period, Pro Forma EBITDAR minus rental or lease expense attributable to any new Acquisition Subsidiary or business acquired in connection with such Permitted Acquisition, as applicable, calculated as if the Permitted Acquisition had occurred on the first day of such Measurement Period (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in Lithia's consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless Lithia provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations); to (b) the sum for the applicable Measurement Period of (1) cash interest, plus (2) required principal payments on Indebtedness plus (3) rental or lease expense, shall not be less than 1.20 to 1.0; and (ii) as of any date of determination, the ratio for Lithia and all Related Subsidiaries of Lithia on a consolidated basis of (a) (1) the then outstanding principal balance of all Funded Debt (minus the sum of (A) unrestricted cash and cash equivalents plus (B) any amounts held in the PR Accounts plus (C) any amounts held in accounts established by Dual Subsidiaries or Silo Subsidiaries as an offset to floorplan notes payable (or interest thereon); provided that the aggregate reduction for all of the foregoing clauses (A) through (C) shall not exceed $200,000,000), minus (2) the sum of the then outstanding principal balance of the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, principal amount of any Other Service Loaner Floorplan Financing, Funded Debt permitted under subsection (o) of Section 13.10 of the Lithia Loan Agreement* (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 of the Lithia Loan Agreement* (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (r) of

* - No amendments that are made to, waivers that are granted with respect to, or other modifications that are made with respect to the Lithia Loan Agreement that would change the amount of Funded Debt that is permitted under such Section shall be given effect hereunder unless consented to by the Administrative Agent. A-2 154966862v3 Section 13.10 of the Lithia Loan Agreement* (but only to the extent not guaranteed by Lithia) and Funded Debt permitted under subsection (s) of Section 13.10 of the Lithia Loan Agreement* and, without duplication, Funded Debt permitted under subsection (f) of Section 13.10 of the Lithia Loan Agreement* (but only to the extent the underlying indebtedness that is guaranteed constitutes floor plan financing), plus (3) six times rental or lease expense for the Measurement Period ending on such date; to (b) (1) Pro Forma EBITDAR for the Measurement Period ending on such date (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in Lithia’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless Lithia provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (2) interest expense with respect to the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans and Funded Debt permitted under subsection (o) of Section 13.10 of the Lithia Loan Agreement* (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 of the Lithia Loan Agreement* but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (r) of Section 13.10 of the Lithia Loan Agreement* (but only to the extent not guaranteed by Lithia) and Funded Debt permitted under subsection(s) of Section 13.10 of the Lithia Loan Agreement*, in each case for the Measurement Period ending on such date, shall not be greater than 5.75 to 1.0. For purposes of the foregoing Financial Covenants (Lithia), "Lithia Loan Agreement" means the Fourth Amended and Restated Loan Agreement, dated as of April 29, 2021, by and among Lithia, Lithia's subsidiaries that are from time to time parties thereto, each financial institution that is from time to time party thereto as a lender, and U.S. Bank National Association, as agent for the lenders thereunder and "Related Subsidiaries of Lithia" means, as of any date of determination, all entities that are defined as "subsidiaries" of Lithia in accordance with the Lithia Loan Agreement as of such date (without giving effect to any amendments to the related definition of "subsidiary" on or after the Closing Date other than those that have been consented to by the Administrative Agent). Furthermore, all capitalized terms used in the foregoing Financial Covenants (Lithia) that are not defined in Section 1.01 of the Agreement have the meanings assigned thereto in the Lithia Loan Agreement, without giving effect to any amendments that are made to, waivers that are granted with respect to, or other modifications that are made with respect to the Lithia Loan Agreement on or after the Closing Date unless the same have been consented to by the Administrative Agent.